UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: July 14, 2016 (Date of earliest event reported)
Gas Natural Inc. (Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	001-34585 (Commission File Number)	27-3003768 (I.R.S. Employer Identification No.)

1375 East Ninth Street, Suite 3100, Cleveland, Ohio (Address of principal executive offices)	44114 (Zip Code)
(440) 974-3770 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 14, 2016, Gas Natural, Inc. (the “Company”) entered into a Settlement Agreement with Richard M. Osborne, Sr., the Company’s former chairman and CEO. Under the settlement agreement, the Company settled numerous outstanding litigation and regulatory proceedings between the Company, including its subsidiaries and certain of its current and former directors, and Mr. Osborne. All matters previously disclosed and subject to the settlement agreement are described in further detail in Part II, Item I of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016 and under the caption “Litigation with Richard Osborne” in the Company’s Definitive Proxy Statement, filed with the U.S. Securities and Exchange Commission on May 6, 2016 and June 21, 2016, respectively. The specific litigation and regulatory proceedings subject to the settlement agreement include:

•	Richard M. Osborne and Richard M. Osborne Trust, Under Restated and Amended Trust Agreement of February 24, 2012 v. Gas Natural, Inc. et al., Case No. 14CV001210, refiled as, Richard M. Osborne and Richard M. Osborne Trust, Under Restated and Amended Trust Agreement of January 13, 1995 v. Gas Natural Inc., et al., Case No. 15CV844836, filed in the Court of Common Pleas in Cuyahoga County, Ohio on April 28, 2015;
•	Richard M. Osborne, Richard M. Osborne Trust, Under Restated and Amended Trust Agreement of February 24, 2012 and John D. Oil and Gas Marketing Company, LLC v. Gas Natural, Inc. et al., Case No. 14CV001512, filed in the Court of Common Pleas in Lake County, Ohio on July 28, 2014;
•	8500 Station Street LLC v. OsAir Inc., et al, Case No. 14CV002124, transferred from the Mentor Municipal Court, Case No. CVG1400880 (filed October 2, 2014), to the Court of Common Pleas in Lake County, Ohio on November 3, 2014;
•	Orwell National Gas Company vs. Osborne Sr., Richard M., Case No. 15CV001877, filed in the Court of Common Pleas in Lake County, Ohio on October 29, 2015;
•	Orwell Natural Gas Company v. Ohio Rural Natural Gas Co-Op, et al., Case No. 15CV002063, filed in the Court of Common Pleas in Lake County, Ohio on November 30, 2015;
•	In the Matter of Orwell Natural Gas Company, Brainard Gas Corporation and Northeast Ohio Natural Gas Corporations’ Request for Injunctive Relief, Case No. 15-2015-GA-UNC, filed with the Public Utilities Commission of Ohio (PUCO) on November 30, 2015;
•	Cobra Pipeline Co., Ltd. v. Gas Natural, Inc., et al., Case No. 1:15-cv-00481, filed in the United States District Court for the Northern District of Ohio on March 12, 2015, on appeal to the Sixth Circuit Court of Appeals (Case No. 15-4134);
•	In the Matter of the Complaint of Orwell Natural Gas Company vs. Orwell-Trumbull Pipeline Company LLC, LLC, Case No. 14-1654-GA-CSS, filed with the PUCO on September 9, 2014;
•	Orwell-Trumbull Pipeline Company, LLC v. Orwell Natural Gas Company, Case No: 01-15-0002-9137, filed with the American Arbitration Association on or about March 12, 2015;
•	Orwell Natural Gas Company v. Orwell-Trumbull Pipeline Company, LLC, Case Number 15-0475-GA-CSS, filed with the PUCO on March 9, 2015; and
•	Gas Natural Resources LLC v. Orwell-Trumbull Pipeline Company LLC, Case No. 16-0663-GA-CSS, filed with the PUCO on March 28, 2016.

The Company and Mr. Osborne further agreed to dismiss all other pending or threatened litigation matters between the parties, although not specifically identified in the agreement. In connection with the settlement, Mr. Osborne withdrew the director candidates he had nominated for election to the board at the annual meeting of shareholders to be held on July 27, 2016. Pursuant to the settlement agreement, further details of the settlement are confidential.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated July 14, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gas Natural Inc.

By:	/s/ Christopher J. Hubbert
Name:	Christopher J. Hubbert
Title:	Corporate Secretary

Dated: July 15, 2016